STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made this 31st day of March, 1998, by and between C&L Acquisitions, Inc., a Nevada corporation ("Seller" or "C&L"), Valley Communications, Inc., a California corporation ("VCI"), and Technology Services Corporation, a Delaware corporation ("Purchaser" or "TSC").


                               W I T N E S S E T H

         WHEREAS, the principal business of VCI includes, but is not necessarily limited to, the design, engineering, installation, testing and management of all major structural wiring system for both voice and data networking and design services; and

         WHEREAS, Seller owns 80% of the issued capital stock of VCI; and

         WHEREAS, Seller desires to sell its entire interest in VCI's stock to Purchaser; and

         WHEREAS, Purchaser desires to purchase all of Seller's interest in the issued capital stock of VCI on the terms and subject to the conditions herein contained;

         NOW, THEREFORE, it is agreed as follows:


                                    ARTICLE I

                                  Purchase and
                               Sale of VCI Shares


         1.1 Sale of Shares. Subject to the terms and conditions hereof, Seller will sell to Purchaser and Purchaser will purchase from Seller 60,000 shares of capital stock of VCI for a purchase price as specified in Section 1.2 hereof.

         1.2 Purchase Price. The purchase price is Three Million Eight Hundred Eighty-Six Thousand Three Hundred Twenty-seven and .12 Dollars ($3,886,327.12).

                                   ARTICLE II

                       Closing Date: Payment and Delivery

         2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California as of 10:00 a.m., local time, March 31, 1998 (the "Closing") or at such other time and place as shall be mutually agreed upon between TSC and Seller (the date of the Closing is hereinafter referred to as the "Closing Date").

         2.2 Payment and Delivery. At the Closing, Seller shall grant Purchaser the right to Purchase all of Seller's right, title and interest in and to all of the issued and outstanding shares of capital stock of VCI owned by Seller. Seller shall deliver a certificate or certificates to be held in escrow and released as described below, registered in Seller's name and representing 60,000 shares capital stock of VCI (the "C&L Shares") against the purchase price of $3,886,327.12. $3,075,000 of the Purchase Price shall be paid in the form of a promissory note (the "Note") substantially in the form attached hereto as
Exhibit 2.2, and $811,327.12 shall be paid by the assumption by TSC (only upon the release of the C&L Shares to TSC pursuant to Section 2.3) of Seller's entire liability under those certain promissory notes by and among Seller and certain other shareholders of VCI dated August 14, 1995.

         2.3 Release of Shares. The C&L Shares shall be released from escrow to TSC upon the occurrence of all of the following conditions:

                  (a) Seller's receipt of the first installment under the Note, in the amount of $1,000,000 on or before May 18, 1998.

                  (b) TSC obtaining a firm financing commitment, in a form reasonably acceptable to Seller's auditors and no later than May 20, 1998, for the final payment required under the Note, less any transaction fees; and

                  (c) Seller's receipt, no later than May 29, 1998, of all amounts due under the Note; provided, that Purchaser shall have a period of seven days (through June 5, 1998) to cure such non-payment.

Or, immediately upon full payment and satisfaction of the Notes.

         2.4 Transaction Escrow. At the Closing, Seller shall execute, deliver and comply with an Escrow and Indemnity Agreement in the form attached hereto as
Exhibit 2.4 ("Escrow Agreement").

         2.5 Cancellation. If the final payment under the note is not timely received, Seller may, at its election, cancel the transaction by providing 7 days written notice and opportunity for the Buyer to cure within such period. In the event of cancellation, Seller is entitled to keep $250,000 of the first $1,000,000 payment under the Note, retrieve the Shares from escrow and receive from TSC such payment as equals the amount of any indebtedness incurred after the Closing Date and secured by the assets of VCI, minus (i) cash payments to Seller (exclusive of $250,000 of the first $1,000,000 payment under the Note),
(ii)  payments  made in  reduction  of the August 14, 1995 notes  referenced  in
Section 2.2, and (iii) working capital invested in VCI. In the event of a cancellation of this Agreement, (i) the Note and all obligations thereunder shall be canceled, (ii) the Note shall be returned to TSC marked "canceled" and
(iii) any assumption of any liabilities or obligations under the August 14, 1995 notes from Seller to the other shareholders of VCI shall be canceled.


                                   ARTICLE III

                Representations and Warranties of Seller and VCI

         Representations and Warranties of Seller. As an inducement to TSC to enter into this Agreement and to consummate the transactions contemplated herein, VCI and Seller jointly and severally warrant and represent to TSC and agree as set forth below:

        3.1 Organization. VCI is duly organized, validly existing, and in good standing under the laws of the State of California. VCI has the corporate power and authority necessary or required to carry on its business as now conducted.

        3.2    Subsidiaries.  VCI has no subsidiaries.

        3.3 Authority. This Agreement and the transactions contemplated herein have been duly approved by all necessary action on the part of VCI and Seller, as the case may be. This Agreement, when executed and delivered by VCI and Seller, and assuming the due execution hereof by TSC, will constitute the valid, legal, and binding agreement of VCI and Seller, enforceable in accordance with its terms. Neither the execution and delivery nor the consummation of the transactions contemplated in this Agreement, nor compliance with nor fulfillment of the terms and provisions hereof will (i) conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under the Certificate of Incorporation or By-Laws of VCI or Seller, any instrument to which VCI or Seller is a party or by which it is bound (including, without limitation, any agreement with a bank, union, landlord or vendor), or any statute or regulatory provisions affecting VCI or Seller; (ii) give any party to or with rights under any such instrument, agreement, mortgage, judgment, order, award, decree, or other restrictions the right to terminate, modify, or otherwise change the rights or obligations of VCI or Seller under such instrument, agreement, mortgage, judgment, order, award, decree, or other restrictions, or (iii) require the approval, consent, or authorization of or any filing with or notification to any federal, state, or local court, governmental authority or regulatory body. Each of VCI and Seller has full power and authority to do and perform all acts and things required to be done by it under this Agreement. VCI has delivered to TSC true and complete copies of the Certificate of Incorporation and By-Laws of VCI.

        3.4 Capital Structure. The authorized capital stock of VCI consists of 500,000 shares of Common Stock, of which 75,000 shares are issued and outstanding and 60,000 shares owned by Seller. Except for this Agreement, there are no agreements, arrangements, options, warrants, or other rights or commitments of any character relating to the issuance, sale, purchase, or redemption of any shares of capital stock of VCI, and no such agreements, arrangements, options, warrants, or other rights or commitments will be entered into or granted between the date hereof and the Closing Date. All of the outstanding shares of VCI are validly issued, fully paid, and nonassessable with no liability attaching to the ownership thereof, and are owned of record and beneficially by Seller, free and clear of any liens, claims, encumbrances, or restrictions of any kind; the transfer and delivery of the C&L Shares by Seller to TSC, as contemplated by this Agreement, will be sufficient to transfer good and marketable record and beneficial title to the C&L Shares, free and clear of liens, claims, encumbrances, and restrictions of any kind.

        3.5 Financial Statements. VCI agrees to furnish to TSC VCI's financial statements for March 31, 1998 (the "VCI Financial Statements"). All of the VCI Financial Statements (attached hereto as Exhibit 3.5) are true, correct, and complete in all material respects and fairly present the financial position of VCI as of the date thereof, have been prepared in accordance with generally accepted accounting principles consistently applied throughout all periods, and the balance sheet discloses all of VCI's debts, liabilities and obligations of any nature (whether absolute, accrued, contingent (including guarantees of indebtedness or otherwise, and whether due or to become due) and includes appropriate reserves, to the extent required by generally accepted accounting principles, for all taxes and other liabilities accrued or due at such date but not then payable.

        3.6 Material Changes. Since March 31, 1998, the business of VCI has been operated only in the ordinary course and, whether or not in the ordinary course of business, other than as disclosed in this Agreement or the schedules referred to herein there has not been, occurred or arisen: (i) any material adverse change in the financial condition of VCI from that shown on the VCI Financial Statements referred to in Section 3.5 hereof; (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, to any property or business of VCI which is material to the financial condition, operations or business of VCI; (iii) any material increase in any employee benefit plan; (iv) any amendment or termination of any agreement, or cancellation or reduction of any debt owing to VCI or waiver or relinquishment of any right of material value to VCI or (v) any other event, condition or state of facts of any character which materially and adversely affects the results of operations or business, financial condition or property of VCI.

        3.7 Contracts. Except as set forth in Schedule 3.7 hereto or any other schedule referred to herein, VCI is not a party to (i) any contract for the purchase or sale of real property to or from any third party; (ii) any contract for the lease or sublease of personal property from or to any third party which provides for annual rentals in excess of $50,000, or any group of contracts for the lease or sublease of similar kinds of personal property from or to third parties which provides in the aggregate for annual rentals in excess of $50,000;
(iii) any contract for the purchase or sale of equipment, computer software, lists of clients, insurance carriers or agents, or similar information, commodities, merchandise, supplies, other materials or personal property or for the furnishing or receipt of services which calls for performance over a period of more than 60 days and involves more than the sum of $25,000; (iv) any license agreement involving the use of copyrights, franchises, licenses, trademarks, or information owned by VCI or others; (v) any broker's representative, sales, agency or advertising contract which is not terminable on notice of 30 days or less; (vi) any contract involving the borrowing or lending of money or the guarantee of the obligations of officers, directors, employees or others; (vii) any agency, agent's, general agents, brokerage or expense allowance agreement or any other agreements pursuant to which VCI has binding authority in the placement of insurance coverage or its currently obligated to make payments in connection with the sale of insurance; (viii) any contract with any other shareholder of VCI; (ix) any contract regarding any of the acquisitions contemplated in this Agreement or (x) any other contract, whether or not made in the ordinary course of business which is material to the business or assets of VCI. Copies of all contracts and agreements identified in Schedule 3.7 have been made available to TSC. No outstanding purchase commitment by VCI is in excess of its ordinary business requirements or at a price in excess of market price at the date hereof. Except as set forth in Schedule 3.7 or any other schedule referred to herein, to the knowledge of VCI, none of such contracts and agreements will expire or be terminated or be subject to any modification of terms or conditions by reason of the consummation of the transactions contemplated by this Agreement. VCI is not in default in any material respect under the terms of any such contract nor is it in default in the payment of any insurance premiums due to insurance carriers nor any principal of or interest on any indebtedness for borrowed money nor has any event occurred which with the passage of time or giving of notice would constitute such a default by VCI and, to the best knowledge of VCI, no other party to any such contract is in default in any material respect thereunder nor has any such event occurred with respect to such party. Without the written consent of TSC, VCI will not cause or permit any changes or modification in any of the foregoing, nor incur any further obligations or commitments, nor make any further additions to its properties, except in each case in the ordinary course of business and as contemplated by this Agreement.

        3.8 Availability of Assets and Legality of Use. The assets owned or leased by VCI constitute all of the assets which are being used in its business, and such assets are in good and serviceable condition, normal wear and tear excepted, and suitable for the uses for which intended and such assets and their uses conform in all material respects to all applicable laws.

        3.9 Title to Property. VCI has good and marketable title to all of its assets, including the assets reflected on the VCI Financial Statements referred to in Section 3.5 hereto, free and clear of all liens and encumbrances, and all of the assets thereafter acquired by it except to the extent that such assets have thereafter been disposed of for fair value in the ordinary course of business.

        3.10 Accounts Receivable. All accounts receivable reflected on the VCI Financial Statements referred to in Section 3.5 hereto arising prior to the date hereof, and not collected at the date hereof, have arisen from bona fide transactions in the ordinary course of VCI's business. To the knowledge of VCI, none of such receivables is subject to material counterclaims or material set-offs or is in dispute and all of such accounts are good and collectible in the ordinary course of business at the aggregate recorded amounts thereof, subject in each case to the allowance for possible losses shown on such Financial Statement. To VCI's knowledge, all accounts receivable existing on the Closing Date will be good and collectible in the ordinary course of business at the aggregate recorded amounts thereof, net of any applicable allowance for doubtful accounts, which allowance will be determined on a basis consistent with the basis used in determining the allowance for doubtful accounts reflected in the VCI Financial Statements referred to in Section 3.5 hereof. Attached hereto as Schedules 3.10 and 3.11, respectively, are lists of customer accounts as of the dates thereof, which are not prior to ninety (90) days from the date hereof, with balances in excess of $20,000 and a list of all customer accounts over 90 days old with balances in excess of $5,000.

        3.11 Inventory. All inventory reflected on the VCI Financial Statements referred to in Section 3.5 hereto is owned by VCI and does not include any inventory consigned to it from others. To the knowledge of VCI, adequate reserve for obsolescence has been provided for excess and obsolete inventory.

        3.12 Notes  Receivable - Stockholders  and Officers.  Attached hereto as
Schedule 3.12 is an itemized list of all amounts due from stockholders and officers of VCI as reflected on the March 31, 1998 VCI Financial Statements. No changes will have occurred in the balances prior to the Closing Date, except for the normal accrual of earned interest.

        3.13 Notes Payable. Attached hereto as Schedule 3.13 is an itemized list of all short-term and long-term notes payable as of March 31, 1998. No notes have principal or interest past due, except as noted thereon.

        3.14 Accounts Payable. All trade obligations are reflected in the VCI Financial Statements referred to in Section 3.5 hereto. Schedule 3.14 reflects all such obligations to individual vendors or suppliers with balances in excess of $10,000. No significant changes have occurred in such obligations up to the Closing Date other than in the ordinary course of business.

        3.15 Accrued Liabilities. All accrued liabilities are reflected in the March 31, 1998 VCI Financial Statements referred to in Section 3.5 hereto, subject to normal year-end adjustments and the absence of notes. Schedule 3.15 reflects all such obligations with balances in excess of $10,000 as of that date. No significant changes have occurred in such obligations up to the Closing Date other than in the ordinary course of business.

        3.16 Governmental Permits. VCI possesses all licenses, permits and other authorizations necessary to own or lease and operate its properties and to conduct its business as now conducted. All of such licenses, permits and authorizations of VCI are hereinafter collectively called (the "Permits"). Attached hereto as Schedule 3.16 is a list of all of the Permits. All Permits are in full force and effect and will continue in effect after the date hereof and the Closing Date without the consent, approval or act of, or the making of any filing with, any governmental or regulatory agency, commission or authority. VCI is not in violation of the terms of any Permit, and VCI has not received notice of any violation or claimed violation thereunder.

        3.17 Real Property and Leases. VCI does not own any real property except as set forth on Schedule 3.17 hereto. Attached hereto as part of Schedule 3.17 is a list of all leases or agreements under which VCI is lessee or sublessee of any real property owned by a third party, a true and correct copy of each has heretofore been provided to TSC. Each of such leases and agreements is in full force and effect and constitutes a legal, valid and binding obligation of VCI and the other parties thereto. VCI is not in default in any material respect under any such lease or agreement nor has any event occurred which with the passage of time or giving of notice would constitute such a default nor will VCI take any action or fail to take required action between the date hereof and the Closing Date which would permit any such default or event to occur. Except as set forth on Schedule 3.17, none of such leases and agreements requires the consent of any party thereto to the transactions contemplated by this Agreement.

        3.18 Insurance. VCI maintains policies of fire and casualty, product and other liability and other forms of insurance in such amounts and against such risks and losses as are adequate and reasonable for its business and properties.

        3.19   Conduct of Business.

               (a) Schedule 3.19 hereto lists all claims which are pending or threatened against VCI and correctly sets forth the date reflected therein. No insurance carrier listed therein has denied coverage of any claim listed opposite its name or accepted investigation of any such loss or defense of any such claim under a reservation of rights.

               (b) To the best knowledge of VCI after due inquiry, no employee, agent or representative of VCI has, in relation to VCI's business, at any time exceeded the authority or abused or wrongfully exercised any discretion granted to him with regard to the acceptance of business on behalf of VCI. VCI has not exceeded any authority granted to it by any party to bind it in connection with VCI's business.

        3.20 No Undisclosed Liabilities. To the knowledge of VCI, VCI is not subject to any material liability (including unasserted claims), absolute or contingent, which is not shown or which is in excess of amounts shown or reserved for in the March 31, 1998 balance referred to in Section 3.5 hereto, other than liabilities of the same nature as those set forth in such Financial Statement and reasonably incurred in the ordinary course of its business after March 31, 1998.

        3.21 No  Default,  Violation  or  Litigation.  Except  as set  forth  in
Schedule 3.21 hereto, VCI is not in default in any material respect under any agreement, lease or other document to which it is a party, or in violation of any law, rule, order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality. Except as set forth and described in Schedules 3.19 and 3.21, there are no lawsuits, proceedings, claims or governmental investigations pending or threatened against VCI or against the properties or business thereof, and VCI knows of no factual basis for any such lawsuits, proceedings, claims or investigations and there is no action, suit, proceeding or investigation pending, threatened or contemplated which questions the legality, validity or propriety of the transactions contemplated by this Agreement.

        3.22 Tax Liabilities. Except as set forth on Schedule 3.22, to the knowledge of VCI, the amounts reflected as liabilities for taxes on the VCI Financial Statements referred to in Section 3.5 hereof are sufficient for the payment of all unpaid federal, state, county, local and foreign taxes of VCI accrued for or applicable to the period ended on such VCI Financial Statements' date and all years prior thereto. Attached hereto as Schedule 3.22 is a complete list of all tax obligations, as reflected on the March 31, 1998 VCI Financial Statements referred to in Section 3.5 hereto, itemized by jurisdiction, obligation type and taxing period. Except as set forth on Schedule 3.22, all federal, state, county, local and foreign income, use, excise, property, sales, business activity and other tax returns which are required to be filed by or in respect of VCI up to and including the date hereto have been filed and all taxes, including any interest and penalties thereon, which have become due pursuant to such returns or pursuant to any assessment have been paid and no extension of the time for filing of any such return is presently in effect. To the knowledge of VCI, all such returns which have been filed or are under extension or will be filed by or in respect of VCI for any period ending on or before the Closing Date are or will be true and correct.

        3.23 Employee Agreements. Listed on Schedule 3.23 hereto are all plans, contracts and arrangements, oral or written, including but not limited to union contracts and employee benefit plans, whereunder VCI has any obligations, other than obligations to make current wage or salary payments terminable on notice of 30 days or less, to or on behalf of its officers, employees earning in excess of $75,000 per year or their beneficiaries or whereunder any of such persons owes money to VCI.

        3.24 Employee Relations. To the knowledge of VCI, VCI has not engaged in any unfair labor practice, unlawful employment practice or unlawful discriminatory practice in the conduct of its business. VCI has complied in all material respect with all applicable laws, rules and regulations relating to employee civil rights, equal employment opportunities, collective bargaining, wages and hours and has withheld all amounts required by agreement to be withheld from the wages or salaries of employees. VCI has entered into and is subject to only one collective bargaining agreement (a copy of which is attached hereto as Exhibit 3.24). There are no presently pending or threatened labor problems which do or may in the future materially and adversely affect the business, operations or financial condition of VCI. Pursuant to Article X hereof, Seller agrees to indemnify and hold harmless TSC for any compensatory or punitive damages arising from any unfair labor practice arising prior to the Closing Date.

        3.25 Employee Retirement Income Security Act. VCI does not maintain any employee benefit plans within the meaning of Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended, ("ERISA") and has no liability with respect to any employee benefit plans. VCI is not required, and was not required within the immediately preceding five years, to make any contribution to any "multiemployer plan" within the meaning of Section 3(37) of ERISA. VCI has no liability in respect of any employee benefit plans established or maintained or to which contributions are or were made by it to the Pension Benefit Guaranty Corporation ("PBGC") or to any beneficiary of such plans.

        3.26 Conflicts; Sensitive Payments. There are (i) no material situations involving the interests of VCI or any officer or director of VCI which may be generally characterized as a "conflict of interest", including but not limited to, the leasing of property to or from VCI, or direct or indirect interests in the business of competitors, suppliers, or customers of VCI, and (ii) to the knowledge of VCI, no situations involving illegal payments or payments of doubtful legality from corporate funds of VCI since its date of incorporation to governmental officials or others which may be generally characterized as a "sensitive payment."

        3.27 Corporate Name. VCI owns and possesses, to the exclusion of its shareholders and its affiliates, all rights to the use of the name
"Valley Communications, Inc."

        3.28 Trademarks and Proprietary Rights. All trademarks, tradenames, copyrights and applications therefor which are owned or used or registered in the name of or licensed to VCI are listed and briefly described in Schedule
3.28. Other than as specified in Schedule 3.28, no proceedings have been instituted or are pending or threatened or, to the best knowledge of VCI, contemplated which challenge the validity of the ownership of VCI of any of such trademarks, trade names, copyrights or applications. VCI has not licensed anyone to use any of the foregoing or any other technical know-how or other proprietary rights of VCI, has no knowledge of the infringing use of any such trademarks and trade names or the infringement of any such copyrights by any person except as set forth in Schedule 3.28. VCI owns all trademarks, trade names, copyrights, processes and other technical know-how and other proprietary rights now used in the conduct of its business and has not received any notice of conflict with the asserted rights of others except as specified in Schedule 3.28.

        3.29 Net Assets of VCI. Seller and VCI warrant that the net assets of VCI as of the Closing Date shall be equal to or greater than One Million Two Hundred Thousand Dollars ($1,200,000).

        3.30 Suppliers and Customers. To the best knowledge of Seller and VCI, no supplier or customer of VCI intends to discontinue or diminish its business relationship with VCI on account of the transactions contemplated hereunder or otherwise.

        3.31 No Omissions. None of the representations or warranties of VCI contained herein, none of the information contained in the schedules referred to in this Article II, and none of the other information or documents furnished to TSC or its representatives by VCI in connection with this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect. To the best knowledge of VCI, there is no fact which adversely affects, or in the future is likely to adversely affect, the business or assets of VCI in any material respect which has not been disclosed in writing to TSC.

        3.32 TSC Capitalization. Seller acknowledges its understanding that TSC may, in the course of its efforts to capitalize and otherwise generate funds for TSC and/or VCI and to fulfill any obligations under this Agreement and any related agreements in the contemplated transactions (including, without limitation, any payments due under the Note), leverage any of the assets of VCI for such purpose; provided, however, that any such funds shall be paid to the other shareholders of VCI (in amounts not to exceed $211,327.12), Planned Financial Solutions (in an amount not to exceed $125,000 at the time of the initial $1,000,000 (net) received by Seller), C&L and/or VCI.

         3.33 Brokers. With the exception of any engagement of Planned Financial Solutions relating to this transaction, it has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it, any liability for any brokerage or finders' fees or commissions or any similar charges in connection with this Agreement.

         3.34 Certain Tax Matters. C&L represents that VCI has no existing or future tax liabilities of any kind or nature arising from Seller's or any affiliate of Seller's use of consolidated tax filings or returns.



                                   ARTICLE IV

         Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller, with respect to the purchase of the C&L Shares, as follows:

         4.1 Authority. It has the power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         4.2 No Conflicts. Neither the execution nor the delivery of this Agreement by it will conflict with, result in any breach or violation of, or require any consent, approval, registration or filing under, any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to it, or violate or conflict with, result in a breach under or require any consent or approval under, any agreement, instrument or document to which any it is subject. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, governmental authority or instrumentality or other third party is required to be obtained or made by it in connection with the execution and delivery of this Agreement or compliance with the terms and provisions of this Agreement.

         4.3 Brokers. With the exception of any engagement of Planned Financial Solutions relating to this transaction, it has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it, any liability for any brokerage or finders' fees or commissions or any similar charges in connection with this Agreement.


                                    ARTICLE V

                             Conduct Pending Closing

         5.1 Investigation. VCI shall afford to the officers, employees and authorized representatives of TSC including, without limitation, independent public accountants and attorneys of TSC such access during normal working hours to the offices, properties, business and financial and other records of VCI as TSC shall reasonably deem necessary or desirable, and shall furnish to TSC or its authorized representatives such additional financial and operating and other data as shall be reasonably requested, including all such information and data as shall be necessary in order to enable TSC or its representatives to verify to their satisfaction the accuracy of the Financial Statements of VCI and the representations and warranties contained in Article III of this Agreement. No investigation made by TSC or its representatives, except to the extent of actual knowledge by TSC of any inaccuracy or breach contained herein, shall affect the representations and warranties of VCI hereunder or the liability of VCI with respect thereto.

        5.2 Confidential Nature of Information. Each party agrees that in the event that the transactions contemplated herein shall not be consummated, each will treat in confidence all documents, materials and other information which either shall have obtained during the course of the negotiations leading to this Agreement, the investigation of the other party hereto and the preparation of this Agreement and other documents relating to this Agreement, and shall return to the other party all copies of non-public documents and materials which have been furnished in connection therewith.

        5.3 Preserve Accuracy of Representations and Warranties. Seller shall not authorize or knowingly permit VCI to take any action which would render any representation and/or warranty contained in Article III of this Agreement inaccurate as of the Closing Date hereunder. Seller will promptly notify TSC of any lawsuits, claims, proceedings or investigations that, to the knowledge of Seller, may be threatened, brought, asserted or commenced against VCI or its officers or directors (i) involving in any way the transactions contemplated by this Agreement or (ii) which would, if determined adversely, have a material adverse impact on the business, properties or assets of VCI.

        5.4 Maintain the Company as a Going Concern. Seller shall take all reasonable steps to ensure that VCI conducts its business in accordance with past practices and to use its best efforts to maintain the business organization of VCI intact and preserve the goodwill of its employees, clients and others having business relations with it. VCI shall provide TSC promptly with interim monthly financial information and any other management reports, as and when they shall become available.

        5.5 Make No Material Change in the Company. Prior to the Closing Date, Seller shall not, without the prior written approval of TSC, cause or permit VCI to (i) make any material change in the business or operations of the Company;
(ii) make any material change in the accounting policies applied in the preparation of the Financial Statements referred to in Section 3.5 hereof; (iii) declare any dividends on its issued and outstanding shares of capital stock or make any other distribution of any kind in respect thereof; (iv) issue, sell or otherwise distribute any authorized but unissued shares of its capital stock or effect any stock split or reclassification of any such shares or grant or commit to grant any option, warrant or other rights to subscribe for or purchase or otherwise acquire any shares of capital stock of VCI or any security convertible or exchangeable for any such shares; (v) purchase or redeem any of the capital stock of the VCI; (vi) incur or be liable for indebtedness to VCI or any of its affiliates; (vii) make any material change in the compensation of officers or key employees of VCI; (viii) enter into any contract, license, franchise or commitment other than in the ordinary course of business or waive any rights of substantial value; (ix) make any donation to any charitable, civic, educational or other eleemosynary institution in excess of donations made in comparable past periods or (x) enter into any other transaction affecting in any material respect the business of VCI other than in the ordinary course of business and in conformity with past practices or as contemplated by this Agreement.

        5.6 No Public Announcement. Seller shall not, without the prior approval of TSC, make any announcement or press release, except as deemed necessary, in the opinion of Seller's counsel, to comply with the securities laws and obligations of Seller's parent company. TSC shall be permitted to release and make a public announcement or filing with respect to the transactions contemplated by this Agreement.


                                   ARTICLE VI

                Conditions Precedent to Obligations of Purchaser

        The obligations of TSC under this Agreement to acquire the C&L Shares shall be, at the option of TSC, subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         6.1 No Misrepresentations or Breach of Covenants and Warranties. Subject to changes incurred in the normal course of business, there shall have been no breach by VCI in the performance of any of its covenants and agreements herein, each of the representations and warranties of VCI contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, and there shall have been delivered to TSC a certificate or certificates to that effect, dated the Closing Date and signed on behalf of VCI.

         6.2 No Changes in Assets. Since the date of this Agreement, there has been no material adverse change in the condition, financial or otherwise, of VCI.

         6.3 Opinion of Counsel for VCI. TSC shall have received from counsel for VCI, an opinion dated the Closing Date, in form and substance satisfactory to TSC and its counsel, to the effect that:

         (a) VCI is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and VCI has full corporate power and authority to carry on its business as now conducted. VCI has no subsidiaries.

         (b) The authorized capital stock of VCI consists of 500,000 shares of common stock, no par value, of which 75,000 shares are issued and outstanding and 60,000 shares are owned by C&L. Except for this Agreement, there are no agreements, arrangements, options, warrants, or other rights or commitments of any character relating to the issuance, sale, purchase or redemption of any shares of capital stock of VCI, and all of the issued and outstanding shares of capital stock of VCI on the Closing Date are validly issued, fully paid, and nonassessable with no liability attaching to the ownership thereof.

         (c) This Agreement and the transactions contemplated herein have been duly approved by all necessary action on the part of VCI. This Agreement has been duly and validly executed and delivered by VCI, and the Agreement, assuming due execution by TSC, is the valid and binding agreement of VCI and enforceable against them in accordance with its terms, except as enforcement of such agreement may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and that the remedy of specific performance is subject to the discretion of the court before which proceedings therefor are brought.

         (d) VCI has full power and authority to execute and deliver the Agreement and to perform its obligations thereunder. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor compliance with and fulfillment of the terms and provisions hereof (i) conflicts with or results in the breach of the terms, conditions, or provisions of, or constitutes a default under, the Certificate of Incorporation or the By-Laws of VCI or any agreement or instrument known to counsel to which VCI is a party or by which any of them is bound; (ii) gives any party to or with rights under any such agreement or instrument the right to terminate, modify, or otherwise change the rights or obligations of VCI under any such agreement or instrument, or (iii) requires the consent, approval, or authorization of or any filing with or notification to any federal, state, or local court, governmental authority, or regulatory body not already obtained or made, as the case may be.

         (e) Counsel does not know of any action, suit, proceeding, or investigation pending or threatened against VCI which might result in a material adverse change in the business or assets or in the condition, financial or otherwise, of VCI, or that any action, suit, proceeding, or investigation is pending, or to their knowledge threatened which questions the legality, validity, or propriety of this Agreement or of any action taken or to be taken by VCI pursuant to or in connection with this Agreement.

         (f) To such further effect, with respect to legal matters relating to this Agreement, as TSC or its counsel may reasonably request.

         6.4 Opinion of C&L's Counsel. TSC shall have received from counsel for C&L an opinion dated the Closing Date, in form and substance satisfactory to TSC and its counsel, to the effect that:

         (a) To the best of counsel's knowledge, after due investigation, C&L is the lawful owner of the C&L Shares, free and clear of all adverse claims, with unrestricted right and power to transfer and deliver the C&L Shares to TSC. C&L has executed and delivered to TSC the instruments sufficient to vest good and marketable title to the C&L Shares upon TSC's fulfillment of the terms of this Agreement.

         (b) To such further effect, with respect to legal matters relating to this Agreement, as TSC or its counsel may reasonably request.

               In giving the opinions described in Section 6.3 and 6.4, counsel for VCI and counsel for C&L, respectively, may rely, as to matters of fact upon certificates of officers of VCI and/or C&L, and as to matters relating to the law of any state other than the State of California, upon opinions of other counsel satisfactory to them, provided that such other counsel shall state that they believe they are justified in relying upon such certificates and opinions, and deliver copies thereof to TSC prior to the Closing Date.

         6.5 Approval by Counsel. All matters, proceedings, instruments, and documents required to carry out this Agreement or incidental thereto, and all other relevant legal matters shall have been approved at or prior to the Closing Date by Wilson, Sonsini, Goodrich & Rosati, which approval shall not be unreasonably withheld.

         6.6 Other Shareholder Transactions. All matters, proceedings, instruments, and documents required to carry out those certain agreements by and among all other shareholders of VCI and TSC including, without limitation, a stock purchase agreement, shall have been executed and delivered to TSC at or prior to the Closing Date.


                                   ARTICLE VII

                  Conditions Precedent to Obligations of Seller

         7.1 The obligations of Seller to sell the C&L Shares under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set forth below in this Article VII. Seller may waive (in writing) any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Seller of any other condition or of their respective other rights or remedies, at law or in equity, if Purchaser shall be in default of any of their representations, warranties, or covenants under this Agreement:
                  (a) Each representation and warranty made by Purchaser in this Agreement shall be true and correct on and as of the date of the Closing with the same effect as though each such representation and warranty had been made or given on and as of such date.

                  (b) Purchaser shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it prior to or at the Closing.

                  (c) No suit, action, investigation, inquiry or other proceeding by any governmental authority or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which otherwise seeks to affect, or could affect, the transactions contemplated hereby or impose damages or penalties upon any party hereto if such transactions are consummated.

                  (d) Purchaser shall have tendered delivery of the items required under Article VIII.


                                  ARTICLE VIII

                              Deliveries At Closing

         8.1. Deliveries by Seller at the Closing. At the Closing, Seller shall deliver to Purchaser the following:

                  (a)  Stock  certificates   evidencing  the  C&L  Shares,  duly
         endorsed for transfer in blank or accompanied by appropriate stock powers duly endorsed in blank, to be held in escrow by Seller's counsel pursuant to the terms of Sections 2.2 and 2.3.

                  (b) A  certificate  executed  by each  Seller,  in the form of
         Exhibit 8.1(b), certifying to the best of Seller's knowledge and reasonable belief (as an 80% owner of VCI and a member of VCI's board of directors) to the fulfillment of the conditions set forth in Article VI.

                  (c) An opinion from Reinhart, Boerner, VanDeuren, Norris & Rieselbach, P.C., counsel to Seller, dated as of the date of Closing, substantially in the form of Exhibit 8.1(c).

                  (d) Written resignations effective as of the date of Closing of such directors of VCI as Purchaser may request.

                  (e) A mutual release (to be executed by Seller and those certain individuals owning 20% of the outstanding capital stock of VCI) in the form of Exhibit 8.1(e).

                  (f) The stock books, stock ledgers, minute books and corporate seal of VCI.

                  (g) The  Non-Competition  Agreement  in the  form  of  Exhibit
8.1(g).

                  (h) The Escrow Agreement in the form of Exhibit 2.5.

         8.2. Deliveries by Purchaser at the Closing. At the Closing (or at such other time as set forth below), Purchaser shall deliver to Seller the following:

                  (a)  $1,000,000 (on or before May 18, 1998)

                  (b) The Note in accordance with Section 2.2.

                  (c) A  certificate  executed  by  Purchaser,  in the  form  of
        Exhibit 8.2(b), certifying to the fulfillment of the conditions set forth in Section 7.1


                                   ARTICLE IX

               Additional Covenants and Agreements of the Parties

         9.1. No Solicitation. Upon execution of this Agreement and payment of the first $1,000,000 due under the Note, Seller shall not, nor shall Seller permit VCI to, directly or indirectly, before June 30, 1998, initiate contact with or solicit or incur any inquiries or proposals by, enter into any discussions or negotiations or agreements with, or disclose directly or indirectly any information not customarily disclosed concerning the business and properties of VCI to, or offer any access to their properties, books and records to, any person in connection with any possible proposal regarding a sale of the capital stock of VCI, or a merger or consolidation involving VCI, or a sale of all or a substantial portion of the assets of VCI, or any similar transaction. Seller shall be released from this clause and eligible to solicit back-up offers if the conditions of Sections 2.3(a) or 2.3(b) are not timely met; provided, however, if Seller solicits back-up offers, Purchaser shall retain a priority right to purchase the C&L Shares over a third party potential purchaser until the time of closing of a sale to a third party potential purchaser if Purchaser can remedy the unsatisfied condition within such time period.

         9.2 Supplemental  TSC Rights.  In the event that (a) and (b) of Section
2.3 are satisfied by TSC in a timely manner, Seller grants TSC the exclusive right to purchase the C&L Shares through June 30, 1998.
         9.3 Third Parties. Prior to the Closing Date, Seller shall obtain and shall deliver at Closing all third party consents, approvals and waivers (including, without limitation, those from banks, unions, landlords and vendors) necessary to transfer the C&L Shares to Purchaser free and clear of all liens and encumbrances and to avoid violations of any agreements with such third parties.

         9.4 Payments to Sanford Gladding. Seller shall be responsible for any fees or obligations to Sanford Gladding arising or relating in any way to the transactions proposed by this Agreement.

         9.5 Reasonable Efforts. Subject to the terms and conditions herein provided, Seller and Purchaser each agree to use their respective best efforts to take, or to cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                                    ARTICLE X

                                 Indemnification

         10.1. Survival of Representations and Warranties. The representations and warranties of each party contained in this Agreement or in any document delivered pursuant hereto shall be deemed continuing and shall survive the Closing and any investigation made by any party or its representatives for a period of 12 months (except Section 3.22 which shall survive for the applicable statute of limitations) after May 15, 1998 (12 months following payment in full of the Note in the case of representations and warranties in the Note) and any claim for breach thereof must be made within this time period.

         10.2. Indemnification of Purchaser. Seller agrees to indemnify Purchaser and to hold it harmless from and against any loss, cost, expense or other damage (including without limitation reasonable attorneys' fees) suffered by Purchaser resulting from, arising out of or incurred with respect to the falsity or breach of any representation, warranty or covenant made by Seller herein, in any exhibit attached hereto, or in any document delivered pursuant hereto (including instruments of conveyance); except that in regard to the representations and warranties contained in Sections 3.5 to 3.31, inclusive, Seller's liability to Buyer under this Section shall be limited to those matters known, or which in the exercise of reasonable due diligence as an 80% owner in VCI and a member of VCI's board of directors, should have been known.

         10.3. Indemnification of Seller. Purchaser agrees to indemnify and hold Seller harmless from and against any loss, cost, expense or other damage (including, without limitation, reasonable attorneys' fees) suffered by Seller resulting from, arising out of or incurred with respect to the falsity or breach of any representation, warranty or covenant made by Purchaser herein, in any exhibit hereto, or in any document delivered pursuant hereto.

         10.4. Limitations. Notwithstanding the foregoing, the Seller's liability pursuant to Section 10.2 will be subject to the following limitations:

                 (i) Basket. The Purchaser acknowledges that the Seller has not been active in the day to day management of the Company, and, to such extent, the Seller may not have actual knowledge regarding certain matters with respect to which representations and warranties are being made. The Purchaser further acknowledges that it is entering into an agreement with Ken Hurst, Henry Mutz and Chris O'Connor to acquire the remaining outstanding capital stock of the Company (the "Shareholder Agreement"), and such agreement contains identical representations and warranties with respect to the Company. The Purchaser hereby agrees that it will exhaust all remedies for a breach of representation or warranty contained in the Shareholder Agreement prior to pursuing its rights hereunder and Buyer shall provide notice to Seller of any claim submitted to the Shareholders pursuant to this section. The Seller shall not be liable for any losses described in Section 10.2 above unless and until the aggregate amount of all such losses described in such section exceeds $600,000, after which point the Seller shall be obligated, to the extent required by Section 10.2, to indemnify the Purchaser for all such amounts incurred in excess of such amount;
         provided,   however,   that  the   basket   shall   not  apply  to  any
         misrepresentation or breach of warranty committed by Seller and relating to the matters described or materials provided by Seller in connection with Sections 8.1(b), 8.1(c), 3.1 to 3.4, inclusive, 3.34, and 5.3 to 5.5, inclusive.

                 (ii) Cap. Notwithstanding the foregoing, the maximum amount of indemnification payable by Seller in no event shall exceed the net cash consideration paid to Seller under this Agreement, which consists of the Note payments minus any amounts paid to Planned Financial Solutions pursuant to Section 3.33 or the related Agency Agreement.

                 (iii) Sole Remedy; Waiver of Known Breaches. The indemnification provisions of this Section shall be the exclusive remedy, exclusive of all other remedies, causes of actions or claims (whether based upon contract, tort or statute), of the Purchaser for any monetary relief or monetary recovery against the Seller in connection with any claim arising out of this Agreement or the transactions contemplated hereby. Furthermore, if the Purchaser elects to close the transactions contemplated by this Agreement notwithstanding its knowledge of any breach of a representation or warranty made by the Seller herein, then such election to close shall constitute a complete waiver and release of any claim by the Purchaser against the Seller for indemnification or otherwise, with respect to such matter but only to the extent of such actual knowledge of Purchaser.

         10.5.  Procedure Relative to Indemnification.

                 (a) In the event that any party hereto shall claim that such party is entitled to be indemnified pursuant to the terms of this
         Article X, he or it (the "Claiming Party") shall so notify the party or parties against which the claim is made (the "Indemnifying Party") in writing of such claim within thirty (30) days after receipt of a notice of such claim or notice of any claim of a third party that may reasonably be expected to result in a claim by such party against the party to which such notice is given; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent that the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such notice shall specify the basis of the claim and the liability, loss, cost or expense incurred by, or imposed upon the Claiming Party on account thereof. If such liability, loss, cost or expense is liquidated in amount, the notice shall so state and such amount shall be deemed the amount of the claim of the Claiming Party. If the amount is not liquidated, the notice shall so state and in such event a claim shall be deemed asserted against the Indemnifying Party on behalf of the Claiming Party, but no payment shall be made on account thereof until the amount of such claim is liquidated and the claim is finally determined.

                  (b) The Indemnifying Party shall, upon receipt of such written notice and at its expense, defend such claim in its own name or, if necessary, in the name of the Claiming Party; provided, however, that if the proceeding involves a matter solely of concern to the Claiming Party in addition to the claim for which indemnification under this
         Article X is being sought, such matter shall be within the sole responsibility of the Claiming Party and its legal counsel. The Claiming Party will cooperate with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested of it, and the Claiming Party shall have the right, at its expense, to participate in the defense. The Indemnifying Party shall have the right to settle and compromise such claim only with the consent of the Claiming Party (which consent shall not be unreasonably withheld).

                  (c) In the event the Indemnifying Party shall notify the Claiming Party that it disputes any claim made by the Claiming Party and/or it shall refuse to conduct a defense against such claim, then the Claiming Party shall have the right to conduct a defense against such claim and shall have the right to settle and compromise such claim upon five (5) days notice to, but without the consent of, the Indemnifying Party. Once the amount of such claim is liquidated and the claim is finally determined, the Claiming Party shall be entitled to pursue each and every remedy available to it at law or in equity to enforce the indemnification provisions of this Article X and, in the event it is determined, or the Indemnifying Party agrees, that it is obligated to indemnify the Claiming Party for such claim, the Indemnifying Party agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees which may be incurred by the Claiming Party in attempting to enforce indemnification under this
         Article X, whether the same shall be enforced by suit or otherwise.


                                   ARTICLE XII

                                  Miscellaneous

         12.1.  Expenses  Incident to Transaction.  Each party shall bear his or
its  own  expenses  and  costs  relating  to  the  negotiation,   execution  and
performance of this Agreement.

         12.2. Further Assurances. After the Closing, each of the parties agrees to execute and deliver such further instruments and take such other actions as another party may reasonably request to carry out the transactions contemplated by this Agreement.

         12.3. Governing Law. This Agreement shall be governed, construed and interpreted in all respects according to the laws of the State of California so applied to agreements made and performed in California by residents of the State of California.

         12.4. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be considered to be given and received in all respects when hand delivered, when sent by prepaid express or courier delivery service, when sent by facsimile transmission actually received by the receiving equipment, or three (3) days after being deposited in the United States Mail, certified mail, postage prepaid, return receipt requested, in each case addressed as follows, or to such other address as shall be designated by notice duly given:

                  If to Seller:

                  Dan Latham, President
                  Coyote Network Systems, Inc.
                  4360 Park Terrace Drive
                  Westlake Village, CA 91361

                  With a copy to:

                  Timothy G. Atkinson
                  Reinhart, Boerner, Van Deuren, Norris & Rieselbach, P.C. 1700 Lincoln Street, Suite 3725
                  Denver, CO 80203-4537

                  If to Purchaser to:

                  Don L. Hawley
                  Technology Services Corporation
                  5000 Hopyard
                  Pleasanton, CA  94588

                  With a copy to:

                  Michael J. Danaher
                  Wilson Sonsini Goodrich & Rosati
                  650 Page Mill Road
                  Palo Alto, CA 94304-1050

         12.5. Set Off. If Purchaser claim any setoffs against Seller, Purchaser may, in addition to any other remedies which may be available to Purchaser, set off such amounts against any amounts otherwise due or owing to Seller.

         12.6. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

         12.7. Modification. Except as expressly provided herein, no modification, amendment, discharge, termination or waiver of any of the provisions of this Agreement or consent to any departure therefrom shall be effective unless in writing and signed by the party against whom enforcement of any such modification, amendment, discharge, termination or waiver is sought.

         12.8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute but one and the same agreement and shall become binding upon the parties when each party hereto has executed one or more counterparts.

         12.9. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be deemed to confer any rights or remedies upon any person other than the parties hereto and their respective successors and assigns.


         12.10. Access. After the Closing, Purchaser shall, and shall cause VCI to, provide Seller and its representatives and ouTSCde accountants with reasonable administrative support (including preparation of reports and schedules consistent with past practice) and reasonable access to VCI's books and records sufficient to enable Seller to prepare, file and make all of its necessary tax filings and to prepare audited consolidated financial statements which include periods prior to the Closing Date.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             C&L ACQUISITIONS, INC.



                            /s/ Daniel W. Latham
                            Name:      Daniel W. Latham
                            Title:     President




                             VALLEY COMMUNICATIONS, INC.



                             /s/ Henry Mutz
                             Name:      Henry Mutz
                             Title:     President




                             TECHNOLOGY SERVICES CORPORATION



                             /s/ Don L. Hawley
                             Name:      Don L. Hawley
                             Title:     President